UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2017

PACIFIC SPECIAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001- 37593	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 Pudong South Road, The World Plaza, 27th Floor

Pudong, Shanghai

China 200120

(Address of principal executive offices, including Zip Code)

(86) 21-61376584

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 13, 2017, Pacific Special Acquisition Corp. (the “Company”) announced that it has been advised by its sponsor, Zhengqi International Holding Limited (the “Sponsor”), that the Sponsor may contribute to the Company as a loan $0.03 per month for each public share that is not redeemed by the Company’s shareholders (the “Revised Contribution”) in connection with a special meeting in lieu of the 2017 annual meeting of shareholders (the “Special Meeting”) to be held by the Company on April 19, 2017 to, among other things, extend the date by which the Company must complete its initial business combination (the “Extension”). The Revised Contribution is an increase from the $0.025 per public share per month (the “Original Contribution”) that was previously disclosed in the Company’s definitive proxy statement filed and mailed to shareholders in connection with the Extension on or about March 31, 2017. If the Extension is approved by the Company’s shareholders and the Company takes the full time to complete its initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.52 per share, in comparison to the current redemption amount of $10.40 per share (assuming no public shares were redeemed). Other than the increase in the amount from $0.025 to $0.03 per public share, the terms of the Original Contribution remain unchanged.

The Company also announced that it would extend the deadline for public shareholders to exercise their redemption rights, such that public stockholders will be required to submit their request for redemption until 5:00 p.m., Eastern Time, on April 18, 2017 (the “Revised Redemption Deadline”). Any public shareholders who have previously delivered the Company’s ordinary shares for redemption and decide not to exercise their redemption rights should contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, and request the return of their shares (physically or electronically) prior to the Revised Redemption Deadline. Any redemption requests, once made, including any previous exercises of redemption rights, may be withdrawn at any time until the Revised Redemption Deadline and thereafter, with the Company’s consent, until the vote is taken with respect to the Extension at the Special Meeting.

Additional Information

The Company has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the Extension and other matters and, on or about March 31, 2017, mailed the definitive proxy statement and other relevant documents to the Company’s shareholders as of the March 21, 2017 record date for the Special Meeting. The Company’s shareholders and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including a supplement to the definitive proxy statement) that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents will contain important information about the Company, the Revised Contribution, the Revised Redemption Deadline, the Extension and related matters. Shareholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including a supplement to the definitive proxy statement), without charge, at the SEC's website located at www.sec.gov or by directing a request to Morrow Sodali LLC, the Company’s proxy solicitor, at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400) or at PAAC.info@morrowsodali.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s shareholders in respect of the Extension and the other matters set forth in the definitive proxy statement. Information regarding the Company’s directors and executive officers and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Company’s definitive proxy statement for the Extension, which has been filed with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that the Company expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “may,” “believe” and “expect.” These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Actual results may differ materially from those expressed herein due to many factors such as, but not limited to, the ability of the Company to obtain shareholder approval for the Extension and related matters, the ability of the Sponsor to make the Revised Contribution, the ability of the Company to consummate an initial business combination, and the risks identified in the Company’s prior and future filings with the SEC (available at www.sec.gov), including the Company's definitive proxy statement filed in connection with the Extension (and the supplement to the definitive proxy statement that the Company intends to file on April 13, 2017) and the Company's Annual Report on Form10-K filed on September 28, 2016. These statements speak only as of the date they are made and the Company undertakes no obligation to update any forward-looking statements contained herein to reflect events or circumstances which arise after the date of this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2017	PACIFIC SPECIAL ACQUISITION CORP.

	By:	/s/ Zhouhong Peng
Name: Zhouhong Peng
Title: Chief Executive Officer

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